Exhibit 24.1

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ Melissa H. Anderson
Melissa H. Anderson

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ Thomas A. Fanning
Thomas A. Fanning

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ O. B. Grayson Hall, Jr.
O. B. Grayson Hall, Jr.

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ J. Thomas Hill
J. Thomas Hill

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ Cynthia L. Hostetler
Cynthia L. Hostetler

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ Lydia H. Kennard
Lydia H. Kennard

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ Richard T. O’Brien
Richard T. O’Brien

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ James T. Prokopanko
James T. Prokopanko

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ David P. Steiner
David P. Steiner

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ Lee J. Styslinger III
Lee J. Styslinger III

POWER OF ATTORNEY

The undersigned director of Vulcan Materials Company, a New Jersey corporation, hereby nominates, constitutes and appoints Denson N. Franklin III and Jennifer L. Commander and each of them, the true and lawful attorneys of the undersigned to sign the name of the undersigned as director to this registration statement on Form S-3 and to any and all amendments to said registration statement, including post-effective amendments thereto, said registration statement and amendments to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in accordance with the provisions of Section 6 thereof and Regulation C, Regulation S-K and the General Rules and regulations thereunder, with full power in said attorneys of substitution and revocation, all as fully as the undersigned could do if personally present, hereby ratifying all that said attorneys or their substitutes may lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of Vulcan Materials Company has executed this Power of Attorney this 9th day of February 2024.

/s/ George Willis
George Willis